Ryder Scott Company
Petroleum Consultants

1100 Louisiana                                              Fax (713) 651-0849
Suite 3800
Houston, TX  77002-5218                               Telephone (713) 651-9191






                      CONSENT OF PETROLEUM CONSULTING FIRM




      We consent to the reference to our name included in this Annual Report on Form 10-K for the year ended December 31, 2001 for Geodyne Energy Income Limited Partnership III-G.


                              //s// Ryder Scott Company, L.P.

                              RYDER SCOTT COMPANY, L.P.




Houston, Texas
February 4, 2002